UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2005

                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                 000-50399               86-1066675
----------------------------     --------------      ----------------------
(State or other jurisdiction      (Commission           (IRS Employer
 of incorporation)                File Number)         Identification No.)

        ONE EAST LIBERTY STREET, SIXTH FLOOR, SUITE 9, RENO, NEVADA 89504
        -----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (775) 686-6081

                                      N/A
                                      ---
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 24, 2005, the Registrant and Nevada Gold Exploration Solutions, LLC ("NGXS") amended the operating agreement regarding Pediment Gold LLC (the "Amended Operating Agreement"). Pediment Gold LLC ("Pediment") is a joint venture between the Registrant and NGXS to explore the Nevada great basin physiographic area using a proprietary water chemistry database developed by NGXS. Capitalized terms used in this report on Form 8-K have the same meaning given to them in the Operating Agreement, and the exhibits thereto, unless otherwise defined herein. Except for changes made in the Amended Operating Agreement, Members continue on and the Operating Agreement remains effective for all other terms and conditions. NGXS acknowledged that the Registrant, by agreeing to the terms of the Amended Operating Agreement will have cured a default under the Operating Agreement that was set forth in a notice of default dated February 11, 2005 (the "Notice of Default"). By returning $704,205.71 to the Pediment Account (defined below) and disbursing those funds as discussed below, the Registrant will have cured a breach that was set forth in a letter dated February 17, 2005 (the "Notice of Breach"). The Registrant intends to affect such cure of breach as soon as possible. The Registrant disclosed the facts and circumstances concerning the Notice of Default and the Notice of Breach in a Form 8-K filed with the Commission on February 18, 2005.

     Pursuant to the Amended Operating Agreement, the Hot Pots and Fletcher Junction project areas will become the sole site specific project obligations between the Registrant and NGXS under Pediment. Under the Amended Operating Agreement, the Registrant is required, on an individual property basis, to spend $500,000 on the technical evaluation of each property (assuming the project moves through the Discovery Drilling Stage (as defined in Exhibit I, as amended, to the Operating Agreement)) within twelve months of commencement of the first drilling program to earn a 70% interest in the project and become the Operator, with NGXS being carried for a 30% interest, subject to permitting and drill rig availability. The $500,000 to be spent on each property reflects deduction for expenditures made to the date of the Amended Operating Agreement for the Field Examination Stage. Costs spent on each property during the Land Acquisition Stage, all expenditures of the $500,000 on each property, discussed above, and third-party farm out budgets will count towards the Registrant's earn-in of an interest in each property. Upon expenditure of costs to acquire each property, the Registrant will own an accelerated vested 50% interest in each property acquired. The Registrant will have an option to spend an additional $750,000 (the "Additional Contribution") on a per property basis within twenty-four months of commencement of the first drilling program on that property to earn up to an 80% interest in the property, which funds are in addition to the Registrant's initial contribution of $3,250,000 as required under the Operating Agreement. The Amended Operating Agreement includes approved budgets for each property as well as proposed funding for reconnaissance sampling.

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     The  Amended  Operating  Agreement  includes  an  Authority for Expenditure
Procedure pursuant to which the Registrant will open a separate savings account to hold initial funds of $704,205.71 plus future cash calls as required by the Amended Initial Contribution Schedule, which was filed as Exhibit 10.3 to the Registrant's Form 8-K filed with the Commission on November 11, 2004. A failure to deposit funds or a transfer of funds for any purpose other than funding Pediment's activities will constitute a default and the Registrant's willful and immediate termination of its intent to continue funding Pediment's activities. Any funds transferred out require the prior notification of all members of the Registrant's board of directors (the "Board") and NGXS and the signature approval of three members of the Board. NGXS is responsible for submitting exploration plans and budgets to the Registrant for Board approval. As the Board approves funds for expenditure, the entire amount of such approved funds will be transferred into the current joint Pediment working checking account (the "Pediment Account") and work will begin under the direction of NGXS as scheduled. Dispersal of funds from the Pediment Account will require the signatures of a person authorized by the Registrant and a person authorized by NGXS. Upon entry into the Amended Operating Agreement, $595,000 of the
$704,205.71 was deposited into the Pediment Account. The balance of the remaining funds will be deposited into the Registrant's savings account.

     So long as water sampling activities are being funded, the Registrant may acquire (within the context of the Operating Agreement) any of the areas for land acquisition that were identified in a Field Examination Stage Summary Report (the "Report") that was submitted by Pediment on January 11, 2005 (the "Submittal Date"). The Registrant has ten days to act (within the context of the Operating Agreement) upon recommendations for specific property advancements in future summary reports submitted in the Field Examination Stage. After nine months from the Submittal Date of the Report or the submittal date of future summary reports, NGXS has the right (including the right to negotiate and enter into agreements with third parties outside of the Operating Agreement) to acquire any of the identified areas in the Summary Report or future summary reports, as the case may be, that have not been acted upon by the Registrant. Any area acquired or so acted upon by NGXS will become the sole property of NGXS with no interest of any kind being retained by the Registrant or Pediment.

       In addition, the remuneration paid to James E. McKay, the Registrant's Chief Executive Officer, and the Registrant's infrastructure costs in Reno, Nevada will be charged to Pediment, but will not count toward the Registrant's earn-in of any interest in the properties. NGXS will forgo a 3% fee for management of Pediment. All of Pediment's activities that are conducted by Kenneth N. Tullar or Wade A. Hodges will be billed directly to the Pediment
Account  at  a  flat  rate  of $8,000 per month per person plus actual expenses.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

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     Exhibit  No.     Description
     -----------      -----------

     10.1(1)          Operating  Agreement  of  Pediment  Gold  LLC
     10.2*            Amendment  to  Operating  Agreement  of Pediment Gold LLC

(1) Filed as Part II, of Exhibit 10.1 to the Registrant's Form 8-K filed with the Commission on November 11, 2004, and incorporated herein by reference.

*     Filed herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTLE MOUNTAIN GOLD EXPLORATION CORP.

By: /s/James E. McKay
    -----------------
    James E. McKay
    Chief Executive Officer

Dated:  February 28, 2005

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